                                    DECLARATION OF TRUST

                                             OF

                             OPPENHEIMER TOTAL RETURN BOND FUND

      This DECLARATION OF TRUST, made as of the 4th day of November,  2002, by and among the individuals executing this Declaration of Trust as the Trustees.

      WHEREAS,  the  Trustees  wish  to  establish  a  trust  fund  under  the  laws  of the
Commonwealth of  Massachusetts,  for the investment and  reinvestment  of funds  contributed thereto;

      NOW,  THEREFORE,  the Trustees declare that all money and property  contributed to the trust fund hereunder  shall be held and managed under this  Declaration of Trust in trust as herein set forth below.

      ARTICLE FIRST - NAME

      This Trust  shall be known as  OPPENHEIMER  TOTAL  RETURN  BOND FUND.  The  address of
Oppenheimer  Total  Return  Bond  Fund  is  6803  South  Tucson  Way,  Centennial,  Colorado
80112-3924.  The Fund's  Registered  Agent for  service of  process in  Massachusetts  is CT
Corporation System, 101 Federal Street, Boston, MA.

      ARTICLE SECOND - DEFINITIONS

      Whenever  used  herein,  unless  otherwise  required  by the  context or  specifically provided:

      1.    All terms used in this  Declaration  of Trust  that are  defined in the 1940 Act
(defined below) shall have the meanings given to them in the 1940 Act.

      2.    "1940  Act"  refers  to the  Investment  Company  Act of 1940 and the  Rules and
Regulations of the Commission thereunder, all as amended from time to time.

      3.    "Board" or "Board of Trustees" or the "Trustees"  means the Board of Trustees of the Trust.

      4.    "By-Laws" means the By-Laws of the Trust as amended from time to time.

      5.    "Class"  means a class  of a series  of  shares  of the  Trust  established  and designated under or in accordance with the provisions of Article FOURTH.

      6.    "Commission" means the Securities and Exchange Commission.

      7.    "Declaration  of Trust"  shall mean this  Amended and  Restated  Declaration  of
Trust as it may be amended or restated from time to time.

      8.    "Majority Vote of Shareholders"  shall mean, with respect to any matter on which the Shares of the Trust or of a Series or Class  thereof,  as the case may be, may be voted, the "vote of a majority of the  outstanding  voting  securities" (as defined in the 1940 Act or the rules and  regulations of the  Commission  thereunder) of the Trust or such Series or
Class, as the case may be.

      9.    "Net asset value"  means,  with  respect to any Share of any Series,  (i) in the case of a Share  of a Series  whose  Shares  are not  divided  into  Classes,  the  quotient obtained  by  dividing  the value of the net assets of that  Series  (being the value of the assets belonging to that Series less the liabilities  belonging to that Series) by the total number of Shares of that Series  outstanding,  and (ii) in the case of a Share of a Class of
Shares of a Series whose Shares are divided into Classes,  the quotient obtained by dividing the value of the net assets of that Series  allocable  to such Class (being the value of the assets  belonging to that Series  allocable to such Class less the liabilities  belonging to such  Class) by the total  number of Shares of such Class  outstanding;  all  determined  in accordance with the methods and procedures,  including without limitation those with respect to rounding, established by the Trustees from time to time.

      10.   "Series"  refers to series of  shares of the Trust  established  and  designated under or in accordance with the provisions of Article FOURTH.

      11.   "Shareholder" means a record owner of Shares of the Trust.

      12.   "Shares" refers to the transferable  units of interest into which the beneficial interest  in the Trust or any  Series or Class of the Trust  (as the  context  may  require)
shall be divided from time to time and includes fractions of Shares as well as whole Shares.

      13.   "Trust" refers to the  Massachusetts  business trust created by this Declaration of Trust, as amended or restated from time to time.

      14.   "Trustees"  refers to the  individual  trustees  in their  capacity  as trustees hereunder  of the Trust and their  successor or  successors  for the time being in office as such trustees.

      ARTICLE THIRD - PURPOSE OF TRUST

      The purpose or purposes  for which the Trust is formed and the  business or objects to be transacted, carried on and promoted by it are as follows:

      1.    To hold, invest or reinvest its funds, and in connection  therewith to hold part or all of its funds in cash,  and to purchase or otherwise  acquire,  hold for investment or otherwise,  sell,  lend,  pledge,  mortgage,  write options on, lease,  sell short,  assign, negotiate,  transfer,  exchange or otherwise  dispose of or turn to account or realize upon, securities  (which term  "securities"  shall for the purposes of this  Declaration of Trust, without  limitation  of the  generality  thereof,  be deemed to include any stocks,  shares,
bonds,  financial  futures  contracts,   indexes,  debentures,  notes,  mortgages  or  other
obligations,  and any certificates,  receipts,  warrants or other  instruments  representing rights to receive,  purchase or subscribe for the same, or  evidencing or  representing  any other rights or interests  therein,  or in any property or assets)  created or issued by any issuer (which term "issuer"  shall for the purposes of this  Declaration  of Trust,  without
limitation  of  the  generality   thereof,   be  deemed  to  include  any  persons,   firms,
associations,   corporations,   syndicates,   business  trusts,   partnerships,   investment
companies,  combinations,  organizations,  governments,  or  subdivisions  thereof)  and  in financial  instruments  (whether they are considered as securities or  commodities);  and to exercise, as owner or holder of any securities or financial instruments,  all rights, powers and  privileges  in  respect  thereof;  and to do any  and  all  acts  and  things  for  the preservation,  protection,  improvement  and  enhancement  in  value  of  any  or  all  such securities or financial instruments.

      2.    To borrow  money and  pledge  assets in  connection  with any of the  objects or purposes of the Trust, and to issue notes or other  obligations  evidencing such borrowings, to the extent permitted by the 1940 Act and by the Trust's  fundamental  investment policies under the 1940 Act.

      3.    To issue and sell its Shares in such  Series and Classes and amounts and on such terms  and  conditions,  for such  purposes  and for such  amount  or kind of  consideration
(including without limitation  thereto,  securities) now or hereafter  permitted by the laws of the Commonwealth of  Massachusetts  and by this Declaration of Trust, as the Trustees may determine.

      4.    To purchase or otherwise acquire, hold, dispose of, resell,  transfer,  reissue, redeem or cancel its Shares,  or to classify or reclassify any unissued Shares or any Shares previously  issued and  reacquired of any Series or Class into one or more Series or Classes that may have been  established  and  designated  from time to time, all without the vote or consent of the  Shareholders  of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

      5.    To conduct its  business in all its branches at one or more offices in New York,
Colorado and elsewhere in any part of the world, without restriction or limit as to extent.

      6.    To carry out all or any of the  foregoing  objects and  purposes as principal or agent, and alone or with associates or to the extent now or hereafter  permitted by the laws of  Massachusetts,  as a member  of, or as the owner or  holder of any  securities  or other instruments of, or share of interest in, any issuer, and in connection  therewith or make or enter into such deeds or  contracts  with any  issuers and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

      7.    To do any and all such  further acts and things and to exercise any and all such further  powers  as  may be  necessary,  incidental,  relative,  conducive,  appropriate  or desirable for the accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

      The foregoing objects and purposes shall, except as otherwise  expressly provided,  be in no way limited or restricted by reference to, or inference  from,  the terms of any other clause  of this or any other  Article  of this  Declaration  of  Trust,  and  shall  each be regarded as  independent  and construed as powers as well as objects and  purposes,  and the enumeration  of specific  purposes,  objects and powers  shall not be  construed to limit or restrict in any manner the meaning of general  terms or the general  powers of the Trust now or  hereafter  conferred  by the laws of the  Commonwealth  of  Massachusetts  nor shall the expression  of one  thing be  deemed  to  exclude  another,  though  it be of a  similar  or dissimilar nature, not expressed;  provided,  however, that the Trust shall not carry on any business,  or exercise any powers,  in any state,  territory,  district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

      ARTICLE FOURTH - SHARES

      1.    The  beneficial  interest in the Trust shall be divided  into  Shares,  all with
$.001 par value per share,  but the  Trustees  shall have the  authority  from time to time, without obtaining  shareholder  approval, to create one or more Series of Shares in addition to the Series specifically  established and designated in part 3 of this Article FOURTH, and to divide the  shares of any  Series  into two or more  Classes  pursuant  to part 2 of this
Article  FOURTH,  all as they deem  necessary or desirable,  to establish and designate such
Series and Classes,  and to fix and determine the relative rights and preferences as between the  different  Series of Shares or Classes as to right of redemption  and the price,  terms and  manner of  redemption,  liabilities  and  expenses  to be borne by any Series or Class, special and relative  rights as to dividends  and other  distributions  and on  liquidation, sinking or purchase fund  provisions,  conversion on  liquidation,  conversion  rights,  and conditions under which the several Series or Classes shall have individual  voting rights or no voting  rights.  Except as  established  by the  Trustees  with respect to such Series or
Classes,  pursuant  to the  provisions  of this  Article  FOURTH,  and  except as  otherwise provided herein,  all Shares of the different Series and Classes of a Series,  if any, shall be identical.

            (a)   The number of  authorized  Shares and the number of Shares of each  Series and each  Class of a Series  that may be issued is  unlimited,  and the  Trustees  may issue
Shares of any  Series or Class of any  Series  for such  consideration  and on such terms as they may determine (or for no  consideration  if pursuant to a Share  dividend or split-up), or may  reduce  the  number of  issued  Shares  of a Series  or Class in  proportion  to the relative  net asset  value of the  Shares of such  Series or Class,  all  without  action or approval  of the  Shareholders.  All Shares  when so issued on the terms  determined  by the
Trustees  shall be fully paid and  non-assessable.  The Trustees may classify or  reclassify any unissued  Shares or any Shares  previously  issued and reacquired of any Series into one or more  Series or Classes of Series that may be  established  and  designated  from time to time. The Trustees may hold as treasury  Shares (of the same or some other Series),  reissue for such  consideration  and on such  terms  as they  may  determine,  or  cancel,  at their discretion from time to time, any Shares reacquired by the Trust.

            (b)   The  establishment  and  designation  of any  Series  or any  Class of any
Series in addition to that  established  and  designated  in part 3 of this  Article  FOURTH shall be  effective  upon  either (i) the  execution  by a majority  of the  Trustees  of an instrument  setting forth such  establishment  and  designation  and the relative rights and preferences  of such  Series  or  such  Class  of  such  Series,  whether  directly  in such instrument  or by  reference  to, or  approval  of,  another  document  that sets forth such relative rights and preferences of the Series or any Class of any Series including,  without limitation,  any  registration  statement  of the  Trust,  (ii)  upon  the  execution  of an instrument  in writing by an officer of the Trust  pursuant to the vote of a majority of the
Trustees,  or (iii) as otherwise provided in either such instrument.  At any time that there are no Shares  outstanding  of any particular  Series or Class  previously  established  and designated,  the Trustees may by an instrument  executed by a majority of their number or by an officer  of the Trust  pursuant  to a vote of a majority  of the  Trustees  abolish  that
Series or Class and the establishment and designation  thereof.  Each instrument referred to in this paragraph shall be an amendment to this  Declaration of Trust,  and the Trustees may make any such amendment without shareholder approval.

            (c)   Any Trustee,  officer or other agent of the Trust, and any organization in which any such person is  interested  may  acquire,  own,  hold and dispose of Shares of any
Series or Class of any Series of the Trust to the same  extent as if such  person were not a
Trustee,  officer or other agent of the Trust;  and the Trust may issue and sell or cause to be issued and sold and may  purchase  Shares of any  Series or Class of any Series  from any such person or any such organization subject only to the general  limitations,  restrictions or other  provisions  applicable  to the sale or  purchase of Shares of such Series or Class generally.

      2.    (a)   Classes.  The Trustees  shall have the  exclusive  authority  from time to time, without obtaining  shareholder  approval,  to divide the Shares of any Series into two or more Classes as they deem  necessary or desirable,  and to establish  and designate  such
Classes.  In such event, each Class of a Series shall represent  interests in the designated
Series of the Trust and have such voting,  dividend,  liquidation and other rights as may be established  and designated by the Trustees.  Expenses and liabilities  related  directly or indirectly  to the Shares of a Class of a Series may be borne solely by such Class (as shall be  determined  by the  Trustees)  and, as provided in this Article  FOURTH.  The bearing of expenses  and  liabilities  solely by a Class of Shares of a Series  shall be  appropriately reflected (in the manner  determined  by the Trustees) in the net asset value,  dividend and liquidation  rights of the Shares of such Class of a Series. The division of the Shares of a
Series  into  Classes  and the  terms and  conditions  pursuant  to which the  Shares of the
Classes  of a Series  will be  issued  must be made in  compliance  with the  1940  Act.  No division  of Shares of a Series  into  Classes  shall  result in the  creation of a Class of
Shares having a preference as to dividends or  distributions or a preference in the event of any liquidation,  termination or winding up of the Trust, to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust.  The fact that a Series shall have initially been established and designated without any specific  establishment or designation of Classes (i.e.,  that all Shares of such Series are initially of a single Class),  or that a Series shall have more than one  established  and  designated  Class,  shall not limit the authority  of the Trustees to  establish  and  designate  separate  Classes,  or one or more additional  Classes,  of said Series  without  approval of the holders of the initial  Class thereof, or previously established and designated Class or Classes thereof.

            (b)   Class  Differences.  The relative rights and preferences of the Classes of any  Series  may  differ  in  such  other  respects  as the  Trustees  may  determine  to be appropriate in their sole  discretion,  provided that such  differences are set forth in the instrument  establishing  and  designating  such  Classes and  executed by a majority of the
Trustees (or by an  instrument  executed by an officer of the Trust  pursuant to a vote of a majority of the Trustees).

      The relative  rights and  preferences of each Class of Shares shall be the same in all respects except that, and unless and until the Board of Trustees shall determine  otherwise:
(i) when a vote of  Shareholders  is  required  under  this  Declaration  of Trust or when a meeting of  Shareholders  is called by the Board of  Trustees,  the Shares of a Class  shall vote  exclusively on matters that affect that Class only;  (ii) the expenses and liabilities related to a Class shall be borne solely by such Class (as  determined and allocated to such
Class by the Trustees  from time to time in a manner  consistent  with parts 2 and 3 of this
Article  FOURTH);  and (iii) pursuant to part 10 of Article NINTH,  the Shares of each Class shall have such other rights and  preferences as are set forth from time to time in the then effective  prospectus  and/or  statement of additional  information  relating to the Shares.
Dividends  and  distributions  on each  Class of Shares may differ  from the  dividends  and distributions  on any other such Class,  and the net asset value of each Class of Shares may differ from the net asset value of any other such Class.

      3.    Without  limiting  the  authority  of the Trustees set forth in parts 1 and 2 of this Article FOURTH to establish and designate any further Series or Classes of Series,  the
Trustees hereby  establish one Series of Shares having the same name as the Trust,  and said
Shares  shall be divided  into five  Classes,  which shall be  designated  Class A, Class B,
Class C, Class N and Class Y. In addition to the rights and  preferences  described in parts
1 and 2 of this Article  FOURTH with  respect to Series and Classes,  the Series and Classes established  hereby shall have the relative rights and preferences  described in this part 3 of this  Article  FOURTH.  The  Shares of any  Series or Class that may from time to time be established  and designated by the Trustees shall (unless the Trustees  otherwise  determine with  respect to some  Series or Classes at the time of  establishing  and  designating  the same) have the following relative rights and preferences:

            (a)   Assets  Belonging to Series or Class.  All  consideration  received by the
Trust for the issue or sale of Shares of a particular Series or any Class thereof,  together with all  assets  in which  such  consideration  is  invested  or  reinvested,  all  income, earnings,  profits,  and proceeds  thereof,  including  any proceeds  derived from the sale, exchange  or  liquidation  of such  assets,  and any  funds  or  payments  derived  from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably  belong to that Series (and may be allocated to any Classes thereof) for all purposes,  subject only to the rights of  creditors,  and shall be so recorded  upon the books of account of the Trust.
Such consideration,  assets, income, earnings,  profits, and proceeds thereof, including any proceeds  derived from the sale,  exchange or liquidation  of such assets,  and any funds or payments derived from any  reinvestment of such proceeds,  in whatever form the same may be, together  with any General  Items  allocated  to that  Series as  provided in the  following sentence,  are herein  referred to as "assets  belonging to" that Series.  In the event that there are any assets, income,  earnings,  profits, and proceeds thereof,  funds, or payments which are not readily  identifiable  as belonging  to any  particular  Series  (collectively
"General  Items"),  the Trustees  shall  allocate such General Items to and among any one or more of the Series  established  and designated from time to time in such manner and on such basis as they, in their sole discretion,  deem fair and equitable;  and any General Items so allocated  to a  particular  Series  shall  belong to that Series (and be  allocable  to any
Classes thereof).  Each such allocation by the Trustees shall be conclusive and binding upon the  Shareholders of all Series (and any Classes  thereof) for all purposes.  No Shareholder or  former  Shareholder  of any  Series or Class  shall  have a claim on or any right to any assets allocated or belonging to any other Series or Class.

            (b)   (1)   Liabilities Belonging to Series. The liabilities,  expenses,  costs, charges and  reserves  attributable  to each Series  shall be charged and  allocated  to the assets  belonging to each  particular  Series.  Any general  liabilities,  expenses,  costs, charges and reserves of the Trust which are not  identifiable as belonging to any particular
Series  shall be  allocated  and charged by the Trustees to and among any one or more of the
Series  established and designated from time to time in such manner and on such basis as the
Trustees  in their sole  discretion  deem fair and  equitable.  The  liabilities,  expenses, costs,  charges and reserves  allocated and so charged to each Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities,  expenses, costs, charges and reserves by the Trustees shall be conclusive  and binding upon the  shareholders of all Series for all purposes.

                  (2)   Liabilities  Belonging to a Class.  If a Series is divided into more than one Class, the liabilities,  expenses,  costs,  charges and reserves  attributable to a
Class  shall be charged  and  allocated  to the Class to which such  liabilities,  expenses, costs,  charges or reserves are  attributable.  Any general  liabilities,  expenses,  costs, charges or reserves  belonging to the Series which are not  identifiable as belonging to any particular  Class shall be  allocated  and  charged by the  Trustees to and among any one or more of the Classes  established and designated from time to time in such manner and on such basis as the Trustees in their sole  discretion  deem fair and equitable.  The  liabilities, expenses,  costs,  charges and  reserves  allocated  and so charged to each Class are herein referred to as  "liabilities  belonging  to" that Class.  Each  allocation  of  liabilities, expenses,  costs,  charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

            (c)   Dividends.  Dividends and  distributions on Shares of a particular  Series or Class may be paid to the holders of Shares of that Series or Class,  with such  frequency as the  Trustees  may  determine,  which may be daily or  otherwise  pursuant  to a standing resolution  or  resolutions  adopted  only once or with such  frequency  as the Trustees may determine,  from such of the income,  capital  gains  accrued or  realized,  and capital and surplus,  from the assets belonging to that Series, or in the case of a Class,  belonging to such  Series and being  allocable  to such  Class,  as the  Trustees  may  determine,  after providing  for  actual  and  accrued  liabilities  belonging  to such  Series or Class.  All dividends and  distributions on Shares of a particular  Series or Class shall be distributed pro rata to the  Shareholders  of such Series or Class in proportion to the number of Shares of  such  Series  or  Class  held  by such  Shareholders  at the  date  and  time of  record established  for the payment of such dividends or  distributions,  except that in connection with any dividend or  distribution  program or procedure the Trustees may determine  that no dividend or distribution  shall be payable on Shares as to which the Shareholder's  purchase order  and/or  payment  have not been  received  by the  time or  times  established  by the
Trustees under such program or procedure.  Such dividends and  distributions  may be made in cash or Shares  of that  Series  or Class or a  combination  thereof  as  determined  by the
Trustees or pursuant to any  program  that the  Trustees  may have in effect at the time for the election by each  Shareholder of the mode of the making of such dividend or distribution to that  Shareholder.  Any such dividend or distribution  paid in Shares will be paid at the net asset  value  thereof as  determined  in  accordance  with part 13 of  Article  SEVENTH.
Notwithstanding  anything in this Declaration of Trust to the contrary,  the Trustees may at any time  declare and  distribute  a dividend of stock or other  property pro rata among the
Shareholders of a particular Series or Class at the date and time of record  established for the payment of such dividends or distributions.

            (d)   Liquidation.  In the event of the  liquidation or dissolution of the Trust or any Series or Class  thereof,  the  Shareholders  of each  Series and all Classes of each
Series that have been  established  and  designated  and are being  liquidated and dissolved shall be entitled to receive,  as a Series or Class,  when and as declared by the  Trustees, the excess of the assets  belonging to that Series or, in the case of a Class,  belonging to that Series and allocable to that Class,  over the  liabilities  belonging to that Series or
Class.  Upon the  liquidation or dissolution of the Trust or any Series or Class pursuant to this part 3(d) of this Article FOURTH the Trustees shall make  provisions for the payment of all outstanding  obligations,  taxes and other  liabilities,  accrued or contingent,  of the
Trust or that  Series or Class.  The  assets so  distributable  to the  Shareholders  of any particular  Class and Series shall be distributed  among such  Shareholders in proportion to the relative net asset value of such Shares.  The liquidation of the Trust or any particular
Series or Class  thereof may be authorized at any time by vote of a majority of the Trustees or instrument  executed by a majority of their number then in office,  provided the Trustees find  that it is in the best  interest  of the  Shareholders  of such  Series or Class or as otherwise  provided in this Declaration of Trust or the instrument  establishing such Series or  Class.  The  Trustees  shall  provide  written  notice  to  affected  shareholders  of a termination effected under this part 3(d) of this Article FOURTH.

            (e)   Transfer.  All  Shares  of  each  particular  Series  or  Class  shall  be transferable,  but transfers of Shares of a particular  Class and Series will be recorded on the Share transfer  records of the Trust  applicable to such Series or Class of that Series, as kept by the Trust or by any transfer or similar  agent,  as the case may be, only at such times as  Shareholders  shall have the right to require  the Trust to redeem  Shares of such
Series or Class of that Series and at such other times as may be permitted by the Trustees.

            (f)   Equality.  Except as provided herein or in the instrument  designating and establishing  any  Series  or  Class,  all  Shares of a  particular  Series  or Class  shall represent an equal proportionate  interest in the assets belonging to that Series, or in the case of a Class,  belonging  to that Series and  allocable  to that  Class,  (subject to the liabilities  belonging  to that  Series or that  Class),  and each  Share of any  particular
Series  or Class  shall be equal to each  other  Share  of that  Series  or  Class;  but the provisions  of this  sentence  shall not restrict any  distinctions  permissible  under this
Article  FOURTH that may exist with respect to Shares of the different  Classes of a Series.
The Trustees may from time to time divide or combine the Shares of any  particular  Class or
Series into a greater or lesser number of Shares of that Class or Series  provided that such division or combination does not change the proportionate  beneficial interest in the assets belonging  to that  Series or  allocable  to that  Class or in any way  affect the rights of
Shares of any other Class or Series.

            (g)   Fractions.  Any  fractional  Share  of any  Class or  Series,  if any such fractional Share is outstanding,  shall carry proportionately all the rights and obligations of a whole Share of that Class and  Series,  including  those  rights and  obligations  with respect to  voting,  receipt of  dividends  and  distributions,  redemption  of Shares,  and liquidation of the Trust.

            (h)   Conversion  Rights.  Subject to compliance  with the  requirements  of the
1940 Act,  the  Trustees  shall have the  authority to provide that (i) holders of Shares of any Series  shall have the right to  exchange  said  Shares into Shares of one or more other
Series of Shares,  (ii) holders of shares of any Class shall have the right to exchange said
Shares into Shares of one or more other  Classes of the same or a different  Series,  and/or
(iii) the Trust shall have the right to carry out exchanges of the  aforesaid  kind, in each case in  accordance  with such  requirements  and  procedures as may be  established  by the
Trustees.

            (i)   Ownership  of Shares.  The  ownership  of Shares  shall be recorded on the books of the Trust or of a transfer  or similar  agent for the Trust,  which  books shall be maintained  separately for the Shares of each Class and Series that has been established and designated.  No  certification  certifying  the ownership of Shares need be issued except as the Trustees may otherwise  determine from time to time. The Trustees may make such rules as they  consider  appropriate  for the  issuance of Share  certificates,  the use of facsimile signatures,  the  transfer of Shares and similar  matters.  The record books of the Trust as kept by the Trust or any transfer or similar agent,  as the case may be, shall be conclusive as to who are the  Shareholders and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

            (j)   Investments  in the Trust.  The  Trustees  may accept  investments  in the
Trust from such persons and on such terms and for such consideration,  not inconsistent with the  provisions  of the 1940 Act, as they from time to time  authorize  or  determine.  Such investments  may be in the  form  of  cash,  securities  or  other  property  in  which  the appropriate  Series is  authorized  to invest,  hold or own,  valued as provided in part 13,
Article  SEVENTH.  The  Trustees  may  authorize  any  distributor,  principal  underwriter, custodian,  transfer  agent or other  person to accept  orders for the  purchase  or sale of
Shares that conform to such  authorized  terms and to reject any purchase or sale orders for
Shares whether or not conforming to such authorized terms.

      ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS

      The  following  provisions  are hereby  adopted with  respect to voting  Shares of the
Trust and certain other rights:

      1.    The  Shareholders  shall  have the  power to vote only (a) for the  election  of
Trustees when that issue is submitted to Shareholders,  or removal of Trustees to the extent and as provided in Article SIXTH,  (b) with respect to the amendment of this  Declaration of
Trust to the  extent  and as  provided  in part 12,  Article  NINTH,  (c)  with  respect  to transactions with respect to the Trust, a Series or Class as provided in part 4(a),  Article
NINTH, (d) to the same extent as the shareholders of a Massachusetts  business  corporation, as to whether or not a court  action,  proceeding  or claim should be brought or  maintained derivatively  or as a  class  action  on  behalf  of the  Trust  any  Series,  Class  or the
Shareholders,  (e) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law, by this  Declaration of Trust,  or the By-Laws of the Trust or any  registration  statement of the Trust filed with the  Commission or any State,  or as the Trustees may  consider  desirable,  and (f) with respect to any other matter as to which the Trustees, in their sole discretion, shall submit to the Shareholders.

      2.    The Trust will not hold  shareholder  meetings  unless required by the 1940 Act, the provisions of this  Declaration of Trust, or any other  applicable law. The Trustees may call a meeting of shareholders from time to time.

      3.    As to each matter  submitted to a vote of Shareholders,  each Shareholder  shall be  entitled  to one vote for each whole Share and to a  proportionate  fractional  vote for each  fractional  Share  standing  in such  Shareholder's  name on the  books  of the  Trust irrespective  of the Series  thereof or the Class  thereof  and all Shares of all Series and
Classes shall vote together as a single Class; provided,  however, that (i) as to any matter with respect to which a separate  vote of one or more Series or Classes  thereof is required by the 1940 Act or the provisions of the writing  establishing and designating the Series or
Class,  such  requirements as to a separate vote by such Series or Class thereof shall apply in lieu of all Shares of all Series and Classes  thereof voting  together as a single Class;
and (ii) as to any matter which affects only the interests of one or more particular  Series or  Classes  thereof,  only the  holders  of  Shares of the one or more  affected  Series or
Classes  thereof  shall be entitled  to vote,  and each such Series or Class shall vote as a separate Class.  All Shares of a Series shall have identical  voting rights,  and all Shares of a Class of a Series shall have identical voting rights.  Shares may be voted in person or by proxy.  Proxies  may be given by or on behalf of a  Shareholder  orally or in  writing or pursuant to any computerized, telephonic, or mechanical data gathering process.

      4.    Except as  required by the 1940 Act or other  applicable  law,  the  presence in person or by proxy of  one-third  of the Shares  entitled  to vote shall be a quorum for the transaction of business at a Shareholders'  meeting,  provided,  however, that if any action to be taken by the  Shareholders  of a Series or Class  requires  an  affirmative  vote of a majority,  or more than a majority,  of the Shares  outstanding  and entitled to vote,  then with  respect to voting on that  particular  issue the presence in person or by proxy of the holders  of a majority  of the Shares  outstanding  and  entitled  to vote at such a meeting shall  constitute a quorum for the  transaction of business with respect to such issue.  Any number less than a quorum shall be  sufficient  for  adjournments.  If at any meeting of the
Shareholders  there shall be less than a quorum  present with respect to a particular  issue to be voted on, such meeting may be adjourned,  without further notice, with respect to such issue from time to time until a quorum  shall be present  with  respect to such  issue,  but voting may take place with  respect to issues for which a quorum is present.  Any meeting of
Shareholders,  whether or not a quorum is present,  may be adjourned with respect to any one or more  items of  business  for any  lawful  purpose,  provided  that no  meeting  shall be adjourned  for more than six months  beyond the  originally  scheduled  date.  Any adjourned session or sessions may be held,  within a  reasonable  time after the date for the original meeting  without  the  necessity  of further  notice.  A majority  of the Shares  voted at a meeting at which a quorum is present shall decide any questions and a plurality  shall elect a Trustee,  except when a different  vote is  required by any  provision  of the 1940 Act or other applicable law or by this Declaration of Trust or By-Laws.

      5.    Each  Shareholder,  upon request to the Trust in proper form  determined  by the
Trust,  shall be  entitled to require the Trust to redeem from the net assets of that Series all or  part  of the  Shares  of  such  Series  and  Class  standing  in the  name  of  such
Shareholder.  The method of computing such net asset value, the time at which such net asset value shall be computed  and the time within  which the Trust shall make  payment  therefor, shall be  determined  as  hereinafter  provided in Article  SEVENTH of this  Declaration  of
Trust.  Notwithstanding the foregoing,  the Trustees, when permitted or required to do so by the 1940 Act,  may  suspend  the right of the  Shareholders  to require  the Trust to redeem
Shares.

      6.    No Shareholder  shall,  as such holder,  have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell,  other than such  right,  if any, as the Trustees, in their discretion, may determine.

      7.    All persons  who shall  acquire  Shares  shall  acquire the same  subject to the provisions of the Declaration of Trust.

      8.    Cumulative voting for the election of Trustees shall not be allowed.

      ARTICLE SIXTH - THE TRUSTEES

      1.    The  persons who shall act as Trustees  until their  successors  are duly chosen and  qualify  are the  trustees  executing  this  Declaration  of Trust  or any  counterpart thereof.  However,  the  By-Laws  of the Trust may fix the  number of  Trustees  at a number greater or lesser than the number of initial  Trustees  and may  authorize  the  Trustees to increase or decrease  the number of Trustees,  to fill any  vacancies on the Board which may occur for any reason  including any vacancies  created by any such increase in the number of
Trustees,  to set and alter the terms of office of the  Trustees  and to  lengthen or lessen their own terms of office or make their terms of office of indefinite duration,  all subject to the 1940 Act, as amended from time to time, and to this Article SIXTH.  Unless  otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

      2.    A Trustee at any time may be removed  either with or without cause by resolution duly  adopted by the  affirmative  vote of the  holders  of  two-thirds  of the  outstanding
Shares,  present  in person  or by proxy at any  meeting  of  Shareholders  called  for such purpose;  such a meeting shall be called by the Trustees when  requested in writing to do so by the record holders of not less than ten per centum of the outstanding  Shares.  A Trustee may also be removed by the Board of Trustees, as provided in the By-Laws of the Trust.

      3.    The  Trustees  shall  make  available  a list  of  names  and  addresses  of all
Shareholders  as recorded on the books of the Trust,  upon receipt of the request in writing signed  by not less than ten  Shareholders  (who  have  been  shareholders  for at least six months)  holding in the  aggregate  shares of the Trust  valued at not less than  $25,000 at current  offering price (as defined in the then  effective  Prospectus  and/or  Statement of
Additional  Information  relating to the Shares under the Securities Act of 1933, as amended from time to time) or  holding  not less than 1% in  amount of the  entire  amount of Shares issued and outstanding;  such request must state that such  Shareholders wish to communicate with other  Shareholders  with a view to obtaining  signatures to a request for a meeting to take  action  pursuant  to part 2 of this  Article  SIXTH  and be  accompanied  by a form of communication  to the  Shareholders.  The Trustees may, in their  discretion,  satisfy their obligation  under  this part 3 by  either  making  available  the  Shareholder  list to such
Shareholders  at the  principal  offices of the  Trust,  or at the  offices  of the  Trust's transfer agent,  during regular  business hours, or by mailing a copy of such  communication and  form  of  request,  at the  expense  of  such  requesting  Shareholders,  to all  other
Shareholders,  and the Trustees  may also take such other  action as may be permitted  under
Section 16(c) of the 1940 Act.

      ARTICLE SEVENTH - POWERS OF TRUSTEES

      The following provisions are hereby adopted for the purpose of defining,  limiting and regulating the powers of the Trust, the Trustees and the Shareholders.

      1.    As soon as any Trustee is duly elected by the  Shareholders  or the Trustees and shall have accepted this Trust,  the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees,  without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

      2.    The death, declination,  resignation,  retirement, removal, or incapacity of the
Trustees,  or any one of them,  shall not  operate  to annul or  terminate  the Trust or any
Series but the Trust shall  continue in full force and effect  pursuant to the terms of this
Declaration of Trust.

      3.    The assets of the Trust shall be held  separate and apart from any assets now or hereafter  held in any  capacity  other than as Trustee  hereunder  by the  Trustees  or any successor  Trustees.  All of the  assets of the Trust  shall at all times be  considered  as vested in the Trustees.  No  Shareholder  shall have, as a holder of beneficial  interest in the Trust, any authority,  power or right  whatsoever to transact  business for or on behalf of the Trust,  or on behalf of the Trustees,  in  connection  with the property or assets of the Trust, or in any part thereof.

      4.    The  Trustees in all  instances  shall act as  principals,  and are and shall be free from the control of the Shareholders.  The Trustees shall have full power and authority to do any and all acts and to make and execute,  and to authorize the officers and agents of the Trust to make and execute,  any and all contracts and instruments that they may consider necessary  or  appropriate  in  connection  with the  management  of the  Trust.  Except  as otherwise  provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments,  but shall have full authority and power to make any and all investments  which they, in their  uncontrolled discretion  and to the same extent as if the Trustees  were the sole owners of the assets of the Trust and the business in their own right,  shall deem proper to accomplish  the purpose of this Trust.  Subject to any applicable  limitation in this Declaration of Trust or by the
By-Laws of the Trust, and in addition to the powers otherwise  granted herein,  the Trustees shall have power and authority:

             (a)  to  adopt  By-Laws  not  inconsistent   with  this  Declaration  of  Trust
providing  for  the  conduct  of  the  business  of the  Trust,  including  meetings  of the
Shareholders and Trustees,  and other related  matters,  and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

             (b)  to elect and remove such officers and appoint and terminate  such officers as they consider  appropriate with or without cause, and to appoint and terminate agents and consultants and hire and terminate  employees,  any one or more of the foregoing of whom may be a Trustee,  and may provide for the compensation of all of the foregoing;  to appoint and designate  from  among the  Trustees  or other  qualified  persons  such  committees  as the
Trustees may  determine  and to terminate  any such  committee and remove any member of such committee;

             (c)  to  employ as  custodian  of any  assets  of the Trust one or more  banks, trust companies,  companies that are members of a national securities exchange, or any other entity  qualified  and eligible to act as a custodian  under the 1940 Act, as modified by or interpreted by any applicable  order or orders of the Commission or any rules or regulations adopted or  interpretive  releases of the Commission  thereunder,  subject to any conditions set forth in this Declaration of Trust or in the By-Laws,  and may authorize such depository or custodian to employ subcustodians or agents;

             (d)  to retain one or more transfer  agents and shareholder  servicing  agents, or both, and may authorize such transfer agents or servicing agents to employ sub-agents;

            (e)   to provide  for the  distribution  of Shares  either  through a  principal underwriter or the Trust itself or both or otherwise;

            (f)   to set  record  dates  by  resolution  of the  Trustees  or in the  manner provided for in the By-Laws of the Trust;

            (g)   to delegate such  authority as they consider  desirable to any officers of the Trust and to any investment adviser, manager,  custodian or underwriter,  or other agent or independent contractor;

            (h)   to vote or give assent, or exercise any rights of ownership,  with respect to stock or other  securities  or  property  held in Trust  hereunder;  and to  execute  and deliver  powers of attorney to or otherwise  authorize by standing  policies  adopted by the
Trustees,  such person or persons as the Trustees shall deem proper, granting to such person or persons  such power and  discretion  with  relation  to  securities  or  property  as the
Trustees shall deem proper;

            (i)   to exercise  powers and rights of  subscription  or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

            (j)   to hold any  security  or  property  in a form not  indicating  any trust, whether in bearer,  unregistered or other negotiable form,  either in its own name or in the name of a custodian, subcustodian or a nominee or nominees or otherwise;

            (k)   to  consent  to  or  participate  in  any  plan  for  the  reorganization, consolidation or merger of any corporation or concern,  any security of which is held in the
Trust; to consent to any contract,  lease,  mortgage,  purchase, or sale of property by such corporation or concern,  and to pay calls or  subscriptions  with respect to any security or instrument held in the Trust;

            (l)   to join  with  other  holders  of any  security  or  instrument  in acting through a committee,  depositary,  voting  trustee or otherwise,  and in that  connection to deposit any security or instrument  with,  or transfer any security to, any such  committee, depositary  or trustee,  and to delegate to them such power and  authority  with relation to any  security  (whether or not so  deposited  or  transferred)  as the  Trustees  shall deem proper,  and to agree to pay, and to pay, such portion of the expenses and  compensation  of such committee, depositary or trustee as the Trustees shall deem proper;

            (m)   to sue or be sued in the name of the Trust;

            (n)   to  compromise,  arbitrate,  or  otherwise  adjust  claims  in favor of or against the Trust or any matter in  controversy  including,  but not limited to,  claims for taxes;

            (o)   to make, by resolutions  adopted by the Trustees or in the manner provided in the By-Laws, distributions of income and of capital gains to Shareholders;

            (p)   to borrow money and to pledge,  mortgage or hypothecate  the assets of the
Trust or any part thereof, to the extent and in the manner permitted by the 1940 Act;

            (q)   to enter into investment advisory or management contracts,  subject to the
1940 Act, with any one or more  corporations,  partnerships,  trusts,  associations or other persons;

            (r)   to make loans of cash and/or securities or other assets of the Trust;

            (s)   to  change  the name of the  Trust or any  Class or Series of the Trust as they consider appropriate without prior shareholder approval;

            (t)   to establish  officers' and  Trustees'  fees or  compensation  and fees or compensation  for  committees of the Trustees to be paid by the Trust or each Series thereof in such manner and amount as the Trustees may determine;

            (u)   to invest  all or any  portion  of the  Trust's  assets in any one or more registered  investment  companies,  including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or investment  companies or by any other means approved by the Trustees;

            (v)   to  determine  whether a minimum  and/or  maximum  value  should  apply to accounts  holding  shares,  to fix such values and  establish  the  procedures  to cause the involuntary redemption of accounts that do not satisfy such criteria; and

            (w)   to enter into joint  ventures,  general  or limited  partnerships  and any other combinations or associations;

            (x)   to endorse or guarantee the payment of any notes or other  obligations  of any person;  to make contracts of guaranty or suretyship,  or otherwise assume liability for payment thereof;

            (y)   to purchase  and pay for  entirely out of Trust  property  such  insurance and/or bonding as they may deem  necessary or  appropriate  for the conduct of the business, including,  without  limitation,  insurance  policies  insuring  the assets of the Trust and payment of distributions and principal on its portfolio investments,  and insurance policies insuring the Shareholders,  Trustees, officers,  employees, agents, consultants,  investment advisers, managers,  administrators,  distributors,  principal underwriters,  or independent contractors,  or any thereof (or any person connected therewith),  of the Trust individually against all claims and  liabilities of every nature  arising by reason of holding,  being or having held any such  office or  position,  or by reason of any action  alleged to have been taken or omitted by any such  person in any such  capacity,  including  any action  taken or omitted that may be  determined  to  constitute  negligence,  whether or not the Trust would have the power to indemnify such person against such liability;

            (z)   to pay  pensions  for  faithful  service,  as  deemed  appropriate  by the
Trustees, and to adopt, establish and carry out pension, profit-sharing,  share bonus, share purchase,  savings,  thrift and other  retirement,  incentive and benefit plans,  trusts and provisions,  including the purchasing of life insurance and annuity  contracts as a means of providing such  retirement  and other  benefits,  for any or all of the Trustees,  officers, employees and agents of the Trust;

            (aa)  to adopt on behalf of the Trust or any  Series  with  respect to any Class thereof a plan of distribution and related  agreements thereto pursuant to the terms of Rule
12b-1 of the 1940 Act and to make  payments  from the  assets of the  Trust or the  relevant
Series pursuant to said Rule 12b-1 Plan;

            (bb)  to operate as and carry on the  business of an  investment  company and to exercise all the powers necessary and appropriate to the conduct of such operations;

            (cc)  to  issue,  sell,  repurchase,  redeem,  retire,  cancel,  acquire,  hold, resell,  reissue,  dispose of, and otherwise  deal in Shares and,  subject to the provisions set forth in Article  FOURTH and part 4,  Article  FIFTH,  to apply to any such  repurchase, redemption,  retirement,  cancellation or acquisition of Shares any funds or property of the
Trust, or the particular Series of the Trust, with respect to which such Shares are issued;

            (dd)  in  general  to  carry  on  any  other  business  in  connection  with  or incidental to any of the foregoing  powers, to do everything  necessary,  suitable or proper for the  accomplishment of any purpose or the attainment of any object or the furtherance of any power  hereinbefore  set forth,  either alone or in association  with others,  and to do every other act or thing  incidental or  appurtenant  to or growing out of or connected with the aforesaid business or purposes, objects or powers.

      The  foregoing  clauses  shall be construed  both as  objectives  and powers,  and the foregoing  enumeration  of  specific  powers  shall not be held to limit or  restrict in any manner the  general  powers of the  Trustees.  Any action by one or more of the  Trustees in their  capacity  as such  hereunder  shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

      5.    No one  dealing  with the  Trustees  shall be under any  obligation  to make any inquiry  concerning  the  authority of the  Trustees,  or to see to the  application  of any payments made or property transferred to the Trustees or upon their order.

      6.    (a)   The Trustees shall have no power to bind any Shareholder  personally or to call upon any  Shareholder  for the  payment  of any sum of money or  assessment  whatsoever other  than  such as the  Shareholder  may at any  time  personally  agree  to pay by way of subscription  to any Shares or otherwise.  This  paragraph  shall not limit the right of the
Trustees to assert claims against any  shareholder  based upon the acts or omissions of such shareholder or for any other reason.

            (b)   Whenever this  Declaration  of Trust calls for or permits any action to be taken by the Trustees hereunder,  such action shall mean that taken by the Board of Trustees by vote of the  majority  of a quorum  of  Trustees  as set  forth  from time to time in the
By-Laws of the Trust or as required by the 1940 Act.

            (c)   The  Trustees  shall  possess  and  exercise  any and all such  additional powers as are reasonably  implied from the powers herein  contained such as may be necessary or convenient  in the conduct of any business or enterprise of the Trust,  to do and perform anything necessary,  suitable,  or proper for the accomplishment of any of the purposes,  or the attainment of any one or more of the objects,  herein enumerated,  or which shall at any time appear  conducive to or expedient for the protection or benefit of the Trust, and to do and perform all other acts and things  necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees.  Without limiting the generality of the  foregoing,  except as  otherwise  provided  herein or in the 1940 Act,  the Trustees shall not in any way be bound or limited  by present or future  laws or customs in regard to trust  investments,  but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust.

            (d)   The Trustees  shall have the power,  to the extent not  inconsistent  with the 1940 Act, to determine conclusively whether any moneys,  securities, or other properties of the Trust are, for the purposes of this Trust,  to be considered as capital or income and in what manner any expenses or  disbursements  are to be borne as between capital and income whether  or  not in the  absence  of  this  provision  such  moneys,  securities,  or  other properties  would be regarded as capital or income and whether or not in the absence of this provision  such  expenses  or  disbursements  would  ordinarily  be charged to capital or to income.

      7.    The By-Laws of the Trust may divide the Trustees  into classes and prescribe the tenure of office of the  several  classes,  but no class of Trustee  shall be elected  for a period  shorter than that from the time of the election  following the division into classes until the next meeting of Trustees  and  thereafter  for a period  shorter than the interval between  meetings of Trustees or for a period longer than five years, and the term of office of at least one class shall expire each year.

      8.    The Shareholders  shall,  for any lawful purpose,  have the right to inspect the records,  documents,  accounts and books of the Trust, subject to reasonable  regulations of the Trustees,  not contrary to Massachusetts  law, as to whether and to what extent,  and at what times and  places,  and under what  conditions  and  regulations,  such right  shall be exercised.

      9.    Any officer  elected or  appointed  by the  Trustees or by the  Shareholders  or otherwise, may be removed at any time, with or without cause.

      10.   The  Trustees  shall  have power to hold  their  meetings,  to have an office or offices and,  subject to the provisions of the laws of  Massachusetts,  to keep the books of the  Trust  outside  of  said  Commonwealth  at  such  places  as may  from  time to time be designated  by them.  Action may be taken by the  Trustees  without a meeting  by  unanimous written consent or by telephone or similar method of communication.

      11.   Securities  held by the  Trust  shall  be  voted  in  person  or by proxy by the
President or a Vice-President,  or such officer or officers of the Trust or such other agent of the Trust as the Trustees  shall  designate or otherwise  authorize by standing  policies adopted by the Trustees for the purpose,  or by a proxy or proxies thereunto duly authorized by the Trustees.

      12.   (a)   Subject  to the  provisions  of the 1940  Act,  any  Trustee,  officer  or employee,  individually, or any partnership of which any Trustee, officer or employee may be a member,  or any  corporation or association of which any Trustee,  officer or employee may be an officer, partner,  director,  trustee, employee or stockholder,  or otherwise may have an  interest,  may be a party to, or may be  pecuniarily  or  otherwise  interested  in, any contract  or  transaction  of the Trust,  and in the  absence of fraud no  contract or other transaction shall be thereby affected or invalidated;  provided that in such case a Trustee, officer  or  employee  or a  partnership,  corporation  or  association  of which a Trustee, officer or employee is a member, officer,  director,  trustee, employee or stockholder is so interested,  such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither  "interested"  nor "affiliated"
persons as those terms are defined in the 1940 Act, or a majority  thereof;  and any Trustee who is so interested,  or who is also a director,  officer,  partner,  trustee,  employee or stockholder of such other  corporation or a member of such partnership or association  which is so interested,  may be counted in determining the existence of a quorum at any meeting of the Trustees which shall  authorize any such contract or  transaction,  and may vote thereat to authorize any such contract or transaction,  with like force and effect as if he were not so interested.

            (b)   Specifically,  but  without  limitation  of the  foregoing,  the Trust may enter into a management or investment  advisory contract or underwriting  contract and other contracts  with,  and may otherwise do business  with any manager or investment  adviser for the Trust  and/or  principal  underwriter  of the Shares of the Trust or any  subsidiary  or affiliate of any such manager or investment  adviser and/or  principal  underwriter  and may permit any such firm or corporation to enter into any contracts or other  arrangements  with any other firm or  corporation  relating to the Trust  notwithstanding  that the Trustees of the Trust may be composed in part of partners,  directors, officers or employees of any such firm or corporation,  and officers of the Trust may have been or may be or become  partners, directors,  officers or  employees  of any such firm or  corporation,  and in the absence of fraud the Trust and any such firm or  corporation  may deal freely  with each other,  and no such contract or  transaction  between the Trust and any such firm or  corporation  shall be invalidated  or in any way affected  thereby,  nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor  thereof or to any other person for any loss  incurred  by it or him solely  because of the  existence  of any such  contract or transaction;  provided  that  nothing  herein  shall  protect any director or officer of the
Trust  against  any  liability  to the trust or to its  security  holders  to which he would otherwise  be subject by reason of willful  misfeasance,  bad  faith,  gross  negligence  or reckless disregard of the duties involved in the conduct of his office.

            (c)   As used in this paragraph the following  terms shall have the meanings set forth below:

                  (i)   the term  "indemnitee"  shall mean any  present  or former  Trustee, officer or  employee  of the Trust,  any  present or former  Trustee,  partner,  Director or officer of another trust,  partnership,  corporation or association  whose securities are or were owned by the Trust or of which the Trust is or was a creditor  and who served or serves in such  capacity at the  request of the Trust,  and the heirs,  executors,  administrators, successors and assigns of any of the foregoing;  however,  whenever conduct by an indemnitee is referred  to, the conduct  shall be that of the original  indemnitee  rather than that of the heir, executor, administrator, successor or assignee;

                  (ii)  the term "covered proceeding" shall mean any threatened,  pending or
completed  action,  suit  or  proceeding,   whether  civil,   criminal,   administrative  or
investigative,  to  which an  indemnitee  is or was a party  or is  threatened  to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                  (iii) the term  "disabling  conduct" shall mean willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of the duties involved in the conduct of the office in question;

                  (iv)  the  term  "covered   expenses"   shall  mean  expenses   (including
attorney's fees),  judgments,  fines and amounts paid in settlement  actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                  (v)   the term  "adjudication  of liability" shall mean, as to any covered proceeding and as to any indemnitee,  an adverse  determination as to the indemnitee whether by  judgment,  order,  settlement,  conviction  or  upon a plea of  nolo  contendere  or its equivalent.

            (d)   The Trust shall not indemnify any indemnitee  for any covered  expenses in any  covered  proceeding  if there  has  been an  adjudication  of  liability  against  such indemnitee expressly based on a finding of disabling conduct.

            (e)   Except as set forth in paragraph (d) above,  the Trust shall indemnify any indemnitee  for  covered  expenses  in any  covered  proceeding,  whether or not there is an adjudication of liability as to such indemnitee,  such indemnification by the Trust to be to the fullest  extent now or  hereafter  permitted  by any  applicable  law unless the By-laws limit or restrict the indemnification to which any indemnitee may be entitled.  The Board of
Trustees may adopt by-law provisions to implement subparagraphs (c), (d) and (e) hereof.

            (f)   Nothing  herein  shall be deemed to affect  the right of the Trust  and/or any indemnitee to acquire and pay for any insurance  covering any or all  indemnities to the extent  permitted by applicable law or to affect any other  indemnification  rights to which any  indemnitee  may be entitled to the extent  permitted by applicable  law. Such rights to indemnification  shall not, except as otherwise  provided by law, be deemed exclusive of any other rights to which such  indemnitee may be entitled under any statute,  By-Law,  contract or otherwise.

      13.   The Trustees are  empowered,  in their  absolute  discretion,  to establish  the bases or times,  or both,  for  determining  the net asset  value per Share of any Class and
Series in accordance with the 1940 Act and to authorize the voluntary  purchase by any Class and  Series,  either  directly  or through an agent,  of Shares of any Class and Series upon such terms and  conditions and for such  consideration  as the Trustees shall deem advisable in accordance with the 1940 Act.

      14.   Payment  of the net asset  value per  Share of any  Class  and  Series  properly surrendered  to it for  redemption  shall be made by the  Trust  within  seven  days,  or as specified in any  applicable  law or  regulation,  after tender of such stock or request for redemption to the Trust for such purpose  together with any  additional  documentation  that may be reasonably  required by the Trust or its transfer  agent to evidence the authority of the  tenderor to make such  request,  plus any period of time during  which the right of the holders  of the  shares of such Class of that  Series to  require  the Trust to redeem  such shares has been  suspended.  Any such  payment may be made in portfolio  securities  of such
Class  of that  Series  and/or  in  cash,  as the  Trustees  shall  deem  advisable,  and no
Shareholder  shall have a right,  other than as determined  by the Trustees,  to have Shares redeemed in kind.

      15.   The Trust  shall  have the  right,  at any  time,  without  prior  notice to the
Shareholder  to redeem  Shares of the Class and  Series  held by a  Shareholder  held in any account  registered in the name of such Shareholder for its current net asset value, for any reason,  including,  but not  limited  to, (i) the  determination  that such  redemption  is necessary to reimburse  either that Series or Class of the Trust or the  distributor  (i.e., principal  underwriter)  of the Shares for any loss  either has  sustained  by reason of the failure  of such  Shareholder  to make  timely and good  payment  for  Shares  purchased  or
subscribed  for  by  such  Shareholder,   regardless  of  whether  such  Shareholder  was  a
Shareholder at the time of such purchase or subscription,  (ii) the failure of a Shareholder to  supply a tax  identification  number  if  required  to do so,  (iii)  the  failure  of a
Shareholder  to pay when due for the  purchase  of Shares  issued to him and  subject to and upon such  terms and  conditions  as the  Trustees  may from  time to time  prescribe,  (iv)
pursuant to  authorization  by a  Shareholder  to pay fees or make other  payments to one or more third parties,  including,  without limitation, any affiliate of the investment adviser of the Trust or any Series  thereof,  or (v) if the  aggregate net asset value of all Shares of such  Shareholder  (taken at cost or value,  as determined by the Board) has been reduced below an amount  established  by the  Board of  Trustees  from  time to time as the  minimum amount required to be maintained by Shareholders.

      ARTICLE EIGHTH - LICENSE

      The name  "Oppenheimer"  included in the name of the Trust and of any Series  shall be used pursuant to a royalty-free,  non-exclusive license from OppenheimerFunds, Inc. ("OFI"), incidental to and as part of any one or more advisory,  management or supervisory  contracts which may be entered  into by the Trust with OFI.  Such  license  shall allow OFI to inspect and  subject to the  control of the Board of  Trustees  to control the nature and quality of services  offered by the Trust under such name.  The license may be  terminated  by OFI upon termination of such advisory,  management or supervisory  contracts or without cause upon 60 days'  written  notice,  in which case  neither the Trust nor any Series or Class shall have any further right to use the name  "Oppenheimer" in its name or otherwise and the Trust, the
Shareholders  and its officers and  Trustees  shall  promptly  take  whatever  action may be necessary to change its name and the names of any Series or Classes accordingly.

      ARTICLE NINTH - MISCELLANEOUS:

      1.    In case any  Shareholder  or former  Shareholder  shall be held to be personally liable  solely by reason of his being or having  been a  Shareholder  and not because of his acts or omissions or for some other reason,  the  Shareholder or former  Shareholder (or the
Shareholders'  heirs,  executors,  administrators or other legal  representatives  or in the case of a corporation or other entity,  its corporate or other general  successor)  shall be entitled out of the Trust estate to be held harmless from and  indemnified  against all loss and expense arising from such liability.  The Trust shall,  upon request by the Shareholder, assume the defense of any such claim made against any  Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

      2.    It is  hereby  expressly  declared  that a trust  is  created  hereby  and not a partnership,  joint stock association,  corporation,  bailment, or any other form of a legal relationship other than a trust, as contemplated in Massachusetts  General Laws Chapter 182.
No individual  Trustee hereunder shall have any power to bind the Trust unless so authorized by the Trustees, or to personally bind the Trust's officers or any Shareholder.  All persons extending credit to, doing business with,  contracting with or having or asserting any claim against the Trust or the Trustees  shall look only to the assets of the  appropriate  Series for  payment  under any such  credit,  transaction,  contract  or  claim;  and  neither  the
Shareholders  nor the Trustees,  nor any of their agents,  whether past,  present or future, shall be personally  liable therefor;  notice of such disclaimer and agreement thereto shall be given in each  agreement,  obligation or instrument  entered into or executed by Trust or the Trustees.  There is hereby expressly  disclaimed  Shareholder and Trustee  liability for the acts and obligations of the Trust.  Nothing in this Declaration of Trust shall protect a
Trustee or officer  against any liability to which such Trustee or officer  would  otherwise be  subject by reason of  willful  misfeasance,  bad faith,  gross  negligence  or  reckless disregard of the duties  involved in the conduct of the office of Trustee or of such officer hereunder.

      3.    The exercise by the Trustees of their  powers and  discretion  hereunder in good faith and with reasonable care under the  circumstances  then  prevailing,  shall be binding upon everyone  interested.  Subject to the provisions of part 2 of this Article  NINTH,  the
Trustees  shall not be liable for errors of judgment or mistakes of fact or law.  Subject to the foregoing,  (a) Trustees shall not be responsible or liable in any event for any neglect
or  wrongdoing  of  any  officer,  agent,  employee,  consultant,   adviser,  administrator,
distributor  or  principal   underwriter,   custodian  or  transfer,   dividend  disbursing,
Shareholder  servicing  or  accounting  agent  of  the  Trust,  nor  shall  any  Trustee  be responsible  for the act or omission of any other Trustee;  (b) the Trustees may take advice of counsel or other experts with respect to the meaning and  operations of this  Declaration of Trust,  applicable laws, contracts,  obligations,  transactions or any other business the
Trust may enter into, and subject to the  provisions of part 2 of this Article NINTH,  shall be under no liability for any act or omission in accordance  with such advice or for failing to follow such advice;  and (c) in discharging  their duties,  the Trustees,  when acting in good  faith,  shall be  entitled  to rely  upon the books of  account  of the Trust and upon written  reports made to the  Trustees by any officer  appointed  by them,  any  independent public  accountant,  and (with respect to the subject  matter of the contract  involved) any officer,  partner or responsible  employee of a party who has been appointed by the Trustees or with whom the Trust  has  entered  into a  contract  pursuant  to  Article  SEVENTH.  The
Trustees  shall  not be  required  to give  any bond as such,  nor any  surety  if a bond is required.

      4.    This  Trust  shall  continue  without  limitation  of time  but  subject  to the provisions of sub-sections (a) and (b) of this part 4.

            (a)   Subject  to  applicable  Federal  and State law,  and except as  otherwise provided  in  part 5 of  this  Article  NINTH,  the  Trustees,  with  the  Majority  Vote of
Shareholders of an affected Series or Class,  may sell and convey all or  substantially  all the assets of that  Series or Class  (which sale may be subject to the  retention  of assets for the payment of liabilities and expenses and may be in the form of a statutory  merger to the extent  permitted by applicable  law) to another issuer or to another Series or Class of the Trust for a  consideration  which may be or  include  securities  of such  issuer or may merge or consolidate with any other corporation,  association,  trust, or other organization or may sell,  lease,  or exchange all or a portion of the Trust  property or Trust  property allocated or belonging to such Series or Class,  upon such terms and conditions and for such consideration  when and as  authorized  by such  vote.  Such  transactions  may be  effected through  share-for-share  exchanges,  transfers  or  sale  of  assets,  shareholder  in-kind redemptions and purchases,  exchange  offers,  or any other method approved by the Trustees.
Upon  making  provision  for the payment of  liabilities,  by  assumption  by such issuer or otherwise,  the Trustees shall  distribute  the remaining  proceeds among the holders of the outstanding Shares of the Series or Class, the assets of which have been so transferred,  in proportion to the relative net asset value of such Shares.

            (b)   Upon  completion  of the  distribution  of the  remaining  proceeds or the remaining  assets as provided in sub-section  (a) hereof or pursuant to part 3(d) of Article
FOURTH,  as  applicable,  the  Series the  assets of which  have been so  transferred  shall terminate,  and if all the assets of the Trust  have been so  transferred,  the Trust  shall terminate  and the  Trustees  shall be  discharged  of any and all further  liabilities  and duties  hereunder  and the right,  title and  interest of all parties  shall be canceled and discharged.

      5.    Subject to  applicable  Federal and state law, the Trustees may without the vote or  consent  of  Shareholders  cause to be  organized  or assist in  organizing  one or more corporations,  trusts,  partnerships,  limited liability companies,  associations,  or other organization,  under the laws of any  jurisdiction,  to take  over all or a  portion  of the
Trust  property or all or a portion of the Trust  property  allocated  or  belonging to such
Series or Class or to carry on any business in which the Trust shall  directly or indirectly have any  interest,  and to sell,  convey  and  transfer  the  Trust  property  or the Trust property  allocated  or belonging  to such Series or Class to any such  corporation,  trust, limited liability  company,  partnership,  association,  or organization in exchange for the shares or securities  thereof or otherwise,  and to lend money to,  subscribe for the shares or  securities  of,  and  enter  into  any  contracts  with  any  such  corporation,  trust, partnership,  limited liability  company,  association,  or organization or any corporation, partnership,  limited liability company,  trust,  association,  or organization in which the
Trust or such  Series or Class  holds or is about to acquire  shares or any other  interest.
Subject  to  applicable  Federal  and state  law,  the  Trustees  may also cause a merger or consolidation  between the Trust or any successor thereto or any Series or Class thereof and any such corporation,  trust, partnership,  limited liability company, association, or other organization.  Nothing  contained  herein  shall  be  construed  as  requiring  approval  of shareholders for the Trustees to organize or assist in organizing one or more  corporations, trusts, partnerships,  limited liability companies, associations, or other organizations and selling,  conveying,  or transferring  the Trust property or a portion of the Trust property to such  organization  or  entities;  provided,  however,  that the Trustees  shall  provide written notice to the affected  Shareholders  of any transaction  whereby,  pursuant to this part 5,  Article  NINTH,  the  Trust or any  Series  or Class  thereof  sells,  conveys,  or transfers  all or a  substantial  portion  of its  assets  to  another  entity  or merges or consolidates with another entity. Such transactions may be effected through  share-for-share exchanges,  transfer  or sale of assets,  shareholder  in-kind  redemptions  and  purchases, exchange offers, or any other approved by the Trustees.

      6.    The original or a copy of this  instrument  and of each restated  declaration of trust or  instrument  supplemental  hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder.  A copy of this instrument and of each  supplemental or restated  declaration  of trust shall be filed with the  Secretary  of the  Commonwealth  of
Massachusetts,  as well as any other governmental  office where such filing may from time to time be required.  Anyone  dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such supplemental or restated  declarations of trust have been made and as to any matters in connection with the Trust  hereunder,  and, with the same effect as if it were the original,  may rely on a copy  certified by an officer of the Trust to be a copy of this  instrument  or of any such  supplemental  or restated  declaration  of trust.  In this  instrument or in any such  supplemental  or restated  declaration of trust, references to this instrument,  and all expressions like "herein",  "hereof" and "hereunder"
shall be deemed to refer to this instrument as amended or affected by any such  supplemental or  restated  declaration  of  trust.  This  instrument  may be  executed  in any  number of counterparts, each of which shall be deemed an original.

      7.    The Trust set forth in this  instrument  is created  under and is to be governed
by  and  construed  and   administered   according  to  the  laws  of  the  Commonwealth  of
Massachusetts.  The Trust  shall be of the type  commonly  called a  Massachusetts  business trust, and without limiting the provisions  hereof,  the Trust may exercise all powers which are ordinarily exercised by such a trust.

      8.    In the event that any person advances the organizational  expenses of the Trust, such advances  shall become an obligation of the Trust subject to such terms and  conditions as may be fixed by, and on a date fixed by, or determined  with criteria  fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

      9.    Whenever any action is taken under this  Declaration of Trust  including  action which is required or  permitted  by the 1940 Act or any other  applicable  law,  such action shall be  deemed to have  been  properly  taken if such  action  is in  accordance  with the construction  of the 1940 Act or such other  applicable  law then in effect as  expressed in
"no action"  letters of the staff of the  Commission  or any release,  rule,  regulation  or
order  under  the  1940  Act  or  any  decision  of  a  court  of  competent   jurisdiction,
notwithstanding  that any of the  foregoing  shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

      10.   Any action  which may be taken by the Board of Trustees  under this  Declaration of  Trust or its  By-Laws  may be taken by the  description  thereof  in the then  effective prospectus  and/or  statement  of  additional  information  relating to the Shares under the
Securities  Act of 1933  or in any  proxy  statement  of the  Trust  rather  than by  formal resolution of the Board.

      11.   Whenever under this  Declaration of Trust, the Board of Trustees is permitted or required  to place a value on assets of the  Trust,  such  action  may be  delegated  by the
Board,  and/or  determined in  accordance  with a formula  determined  by the Board,  to the extent permitted by the 1940 Act.

      12.   The  Trustee  may,  without  the vote or consent of the  Shareholders,  amend or otherwise  supplement  this  Declaration  of Trust by executing or authorizing an officer of the Trust to execute on their behalf a Restated  Declaration  of Trust or a  Declaration  of
Trust supplemental  hereto,  which thereafter shall form a part hereof,  provided,  however, that none of the following  amendments shall be effective unless also approved by a Majority
Vote of  Shareholders:  (i) any  amendment  to parts  1, 3 and 4,  Article  FIFTH;  (ii) any amendment to this part 12, Article NINTH;  (iii) any amendment to part 1, Article NINTH; and
(iv) any  amendment  to part 4(a),  Article  NINTH that  would  change the voting  rights of
Shareholders  contained therein.  Any amendment required to be submitted to the Shareholders that,  as the  Trustees  determine,  shall  affect the  Shareholders  of any Series or Class shall,  with  respect  to the  Series or Class so  affected,  be  authorized  by vote of the
Shareholders  of that Series or Class and no vote of  Shareholders  of a Series or Class not affected  by the  amendment  with  respect  to that  Series  or  Class  shall  be  required.
Notwithstanding  anything  else herein,  any  amendment to Article  NINTH,  part 1 shall not limit the rights to  indemnification or insurance provided therein with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

      13.   The captions used herein are intended for  convenience  of reference  only,  and shall not  modify or  affect in any  manner  the  meaning  or  interpretation  of any of the provisions of this  Agreement.  As used herein,  the singular shall include the plural,  the masculine gender shall include the feminine and neuter,  and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

                        [Remainder of Page Intentionally Left Blank]

IN WITNESS  WHEREOF,  the  undersigned  have executed  this  instrument as of the 4th day of
November, 2002.

/s/ Robert G. Zack                        /s/ Deborah A. Sullivan
-------------------                     --------------------------
Robert G. Zack                            Deborah A. Sullivan
498 Seventh Avenue                        498 Seventh Avenue
New York, New York  10018                 New York, New York  10018